EXHIBIT 10.2
VOTING AGREEMENT

This Voting Agreement (the “Voting Agreement”), dated October 31, 2024, documents the understanding by and between Remark Holdings, Inc., a Delaware corporation (the “Company”), and Kai-Shing Tao (the “Holder”, and collectively with the Company, the “Parties”, and each of Holder and the Company, a “Party”).

WHEREAS, on October 31, 2024, the Company filed a certificate of designations (the “Certificate of Designations”) with the State of Delaware establishing the Company’s Series A Voting Preferred Stock (the “Series A Stock”).

WHEREAS, the Company and the Investor entered into a Stock Purchase Agreement, dated October 31, 2024 (the “Stock Purchase Agreement”), pursuant to which the Company has agreed to issue and sell to the Holder, and the Holder has agreed to purchase, all authorized shares of the Company’s Series A Stock (the “Series A Shares”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the Parties hereby agree as follows:

At any annual or special meeting of the Company’s stockholders at which any of the Voting Proposals (as such term is defined in the Certificate of Designations) is presented by the Company to the Company’s stockholders, including at every adjournment or postponement thereof, the Holder agrees to vote any of the Series A Shares it owns as of the record date of any such meeting of stockholders, and further agrees to cast such votes according to the recommendations of the Company’s Board of Directors as such recommendations are stated in the definitive proxy statement the Company files with the U.S. Securities and Exchange Commission in relation to such meeting of stockholders.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Voting Agreement must be in writing and shall be delivered to the Holder at the e-mail address or facsimile number on the signature page hereto.

This Voting Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and is fully binding on the Parties.

This Voting Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Voting Agreement may be delivered and accepted via electronic mail or other electronic means and may be executed using an electronic form of signature (using a service such as DocuSign or by digitally signing with a stylus) and any such signature shall be of the same force and effect as a manual, non-electronic signature.

The terms of this Voting Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.

This Voting Agreement may not be amended or modified except in writing signed by the Parties.

All questions concerning the construction, validity, enforcement and interpretation of this Voting Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

Each Party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Voting Agreement, the other Party will not have an adequate remedy at law for money damages in the event that this Voting Agreement has not been performed in accordance with its terms, and therefore agrees that such other Party shall be entitled to seek specific enforcement of the terms hereof in addition to any other remedy it may seek, at law or in equity.

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The Parties have executed this Voting Agreement as of the date first set forth above.

COMPANY
By:    /s/ Todd Brown
Name:    Todd Brown
Title:    Vice President - Finance
HOLDER
By:    /s/ Kai-Shing Tao
Name:    Kai-Shing Tao

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